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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholder and Trustees of
Pioneer Global Value Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Global Value Fund dated February 27, 2002 (and to all references to our firm) included in or made a part of Pioneer Global Value Fund's Post-Effective Amendment No. 2 and Amendment No. 4 to Registration Statement File Nos. 333-63686 and 811-10425, respectively.


                                        /s/ Arthur Andersen LLP
Boston, Massachusetts
February 27, 2002